================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report: (Date of earliest event reported): November 7, 2003


                           DAWSON GEOPHYISICAL COMPANY
             (Exact name of registrant as specified in its charter)



         TEXAS                         2-71058                75-0970548
(State of Incorporation)       (Commission File Number)     (IRS Employer
                                                          Identification No.)


                              508 W WALL, SUITE 800
                                MIDLAND, TX 79701
                    (Address of Principle Executive Officers)


                                  432/684-3000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

================================================================================

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

             99.1-Press Release dated November 7, 2003

ITEM 9.  REGULATION FD DISCLOSURE

         On November 7, 2003, Dawson Geophysical Company, a Texas Corporation ("DWSN") issued a release announcing its operating results for the fiscal year ended September 30, 2003. A copy of the press release is filed as an exhibit to this Form 8-K and is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished to the U.S. Securities and Exchange Commission (the "Commission") under Item 12 of Form 8-K as directed by the Commission in Release No. 34-47583.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: November 7, 2003                      DAWSON GEOPHYSICAL COMPANY

                                            By: /s/  L. Decker Dawson
                                                --------------------------------
                                                L. Decker Dawson
                                                CHIEF EXECUTIVE OFFICER

                                  EXHIBIT INDEX

EXHIBIT NO.       EXHIBIT
-----------       -------

   99.1           Press Release dated November 7, 2003